2014 Fourth Quarter and YTD Results January 27, 2015 Exhibit 99.2 ©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Forward-Looking Statements

This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “anticipate,” “intend,” “plan,” “potential”, “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in
TSYS’ filings with the Securities and Exchange Commission, including its
2013 Annual Report on Form 10-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA, adjusted earnings per share, adjusted segment operating income and adjusted segment operating margin. The most comparable GAAP measures to these measures are revenues; operating margin; revenues; cash flows from operating activities; net income; net income;
earnings per share, operating income and operating margin, respectively.
Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Troy Woods President & Chief Executive Officer

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Paul Todd Chief Financial Officer

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
4Q 2014 North America Segment Highlights

($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
0.8%
4.4%
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin
(1) Includes Credit, Debit,
Retail, Prepaid & Loyalty
(2) Includes Healthcare
9.1%
Historical High Revenue
Second Straight Quarter of Double Digit
Growth
Largest Quarter and Year of Operating Income
8.7% 10.9%
14.5%
Segment Revenue by Line of Business*
Consumer (1)
Commercial (2)
Other
$68.7
$81.3
$84.4
$87.1
$74.6
$84.6
$92.7
$99.6
33.4%
37.9%
38.9%
39.0%
33.2%
36.3%
38.5% 39.0%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
$205.6
$214.5
$217.3
$223.3
$224.4
$233.2
$241.0
$255.5
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Segment Revenue*
YOY Growth %
3%
75%
22%
*

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
4Q 2014 North America Segment Highlights

(*) Growth Excluding Prepaid, Government Services and Single Use Accounts
(in millions) (in millions)
5.2%
6.3%
16.2%
16.5%
16.9%
11.2%
11.6%
13.4%
7.8% 11.5% 17.6% 13.4% 15.6%
17.2%
17.1%
Six Straight Quarters of Double Digit Growth in Traditional Accounts on File*
Largest Quarter and Year of Transaction Volume
Same Client Transactions up 13.0%
18.5%
19.1%
20.7%
17.4%
18.1%
18.3%
14.1%
16.6%
19.8%
2,013.4
2,235.0
2,395.8
2,488.6
2,327.6
2,696.7
2,833.6
2,980.0
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Transaction Volume
YOY Growth %
422.8
430.7
461.4
481.9
495.5
510.3
541.4
550.0
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Accounts on File
YOY Growth %

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Adjusted Segment Operating Income
5%
11%
4Q 2014 International Segment Highlights

($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
(2.6%) (4.0%) 0.7%
(0.9%) 3.1%
9.0%
8.6%
84%
0.5%
(4.6%)
Revenue $92.9M* – Up 2.5%
Up 5.7% on Constant Currency
($2.9M) of Currency Impact
Processing Revenue Up in All Geographies
Margin Expansion Continues
Extended Relationship with Carrefour
(1.0%)
10.6%
1.8%
12.2%
4.4%
2.5%
5.7%
Reported
Constant
Currency
Segment Revenue by Region
QTD
Europe
MEA
Rest Of World
$76.4
$76.6
$77.9
$90.6
$76.8
$84.7
$87.4
$92.9
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Segment Revenue*
YOY Growth %
$6.9
$7.7
$9.5
$18.0
$4.6
$11.7
$16.0
$22.8
9.0%
10.0%
12.2%
19.9%
5.9%
13.9%
18.3%
24.6%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Operating Margin
*

4Q 2014 International Segment Highlights

(in millions) (in millions)
3.7% 9.9%
12.1% 8.5%
14.2% 23.3% 26.7% 17.3%
8.9%
19.3%
Same Client Transactions Grew 11.8%
7.5%
13.4%
8.1%
9.3%
12.7%
11.3%
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
434.0
492.4
525.5
555.6
517.9
558.1
574.3
618.1
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Transaction Volume
YOY Growth%
55.7
58.0
59.2
59.1
60.7
62.3
64.1
66.6
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Accounts on File
YOY Growth%

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues Decreased 2.4%*
-
Direct Up 2.6% with Continued Focus on Growth
Initiatives
-
Indirect Down (9.1)% But Exceeded Expectations
Industry Veteran Hired to Lead TSYS Merchant
Solutions
4Q 2014 Merchant Segment Highlights

(*) Revenues Before Reimbursable Items
($ in millions)
11.1% 15.6% 5.4% 4.3%
Adjusted Segment Operating Income
($ in millions)
41%
59%
(4.3%)
(4.1%)
1.2%
(2.4%)
Segment Revenue by Mix*
QTD
Direct
Indirect
$109.3
$113.0
$113.6
$110.4
$104.6
$108.3
$115.0
$107.7
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Segment Revenue*
YOY Growth %
$37.6
$41.3
$40.8
$36.0
$30.2
$32.9
$40.4
$31.4
34.4%
36.6%
35.9%
32.6%
28.8%
30.4%
35.1%
29.2%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Operating Margin*

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

4Q 2014 Merchant Segment Highlights
(*) Excludes Managed Accounts
Segment Revenue by LOB
YOY Growth %
($ in billions)
35.3% 40.6% 22.0% 11.1%
(12%)
45% 55% 26% 22%
(11%) (12%) (12%)
($ in millions)
4%
(14%)
9.3%
POS Transactions Increased 4.4%, Excluding Deconverted Accounts
SBS Sales Volume Up 10.6%
Continued Investment in Product and Service Offerings
8.2%
1%
(10%)
4%
(2%)
10.0% 10.6%
(9%)
3%
$52
$51
$51
$48
$45
$46
$50
$44
$57
$62
$63
$62
$59
$62 $65
$64
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Indirect Direct
$4.8
$5.3
$5.3
$5.2
$5.3
$5.8
$5.9
$5.7
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
SBS Sales Volume *
YOY Growth %

Adjusted Segment Operating Income*
Operating Margin
Segment Revenue
YOY Growth %
4Q 2014 NetSpend Segment Highlights

($ in millions)
Revenue $119.2M – Up 14.4%
Added 5k Distributing Locations and
Employers
Bringing the Total to Over 85k
Launched WalMart in Retail Channel
($ in millions)
(*NOTE: Periods prior to the acquisition by TSYS have been restated )
$28.0
$29.3
$34.6
$31.7
$28.7
$30.7
$36.1
$32.7
23.9%
27.9%
33.4%
30.5%
21.7%
26.3%
31.7%
27.5%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
$117.3
$104.9
$103.7
$104.1
$132.6
$116.8
$114.0
$119.2
28.3%
22.9% 22.2%
16.1%
13.1%
11.4% 10.0%
14.4%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Segment Revenue by Channel
QTD
Partner
Retail
Direct
Paycard
10%
42%
34%
14%
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
*

4Q 2014 NetSpend Segment Highlights

Gross Dollar Volume
YOY Growth %
Direct Deposit Active Cards
YOY Growth %
Direct Deposit Active Cards up 21.9%
Gross Dollar Volume (GDV) up 18.2%
Full Year 2014 Exceeded $20 Billion
(in thousands)
($ in millions)
66.7% 42.3% 23.8% 22.1%
42.8% 30.1% 22.4%
21.2%
17.6%
20.6%
21.9%
21.5% 22.1% 17.2%
16.6%
18.2%
$5,378.7
$3,947.9
$3,780.9
$3,967.6
$6,567.2
$4,628.0
$4,409.3
$4,691.5
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
1,707.9
1,361.4
1,261.1
1,321.1
2,070.3
1,600.7
1,520.7
1,610.2
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consolidated Selected Financial Highlights

$635,104 $583,103 8.9%
Total Revenues
$2,446,877 $2,064,305 18.5%
569,301 525,259 8.4
Revenues Before Reimbursable Items
2,192,978 1,823,708 20.2
193,738 181,097 7.0
Adjusted EBITDA*
712,267 624,093 14.1
$0.58 $0.48 20.8
Adjusted EPS* from Continuing
Operations
$1.96 $1.73 13.2
(in thousands, except per share data)
4 Qtr
2014
4 Qtr
2013
Percent
Change
YTD
2014
YTD
2013
Percent
Change
(*) Adjusted EBITDA and Adjusted EPS definitions are contained in Appendix th
th

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $99,620 $255,539 38.98%
International 22,849 92,895 24.60%
Merchant 31,399 107,677 29.16%
NetSpend 32,742 119,165 27.48%
Eliminations -- (5,975)
Corporate administration excluding stock comp (31,897) --
Adjusted operating margin $154,713 $569,301 27.18%
Amortization of acquisition intangibles (24,166)
NetSpend M&A expenses (3)
Stock-based compensation (7,771)
Operating income (US GAAP) $122,773
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)

Three Months Ended December 31, 2014

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $351,512 $954,082 36.84%
International 55,123 341,785 16.13%
Merchant 134,872 435,649 30.96%
NetSpend 128,285 482,686 26.58%
Eliminations -- (21,224)
Corporate administration excluding stock comp (107,175) --
Adjusted operating margin $562,617 $2,192,978 25.66%
Amortization of acquisition intangibles (96,971)
NetSpend M&A expenses (3,217)
Stock-based compensation (30,790)
Operating income (US GAAP) $431,639
Segment Operating Margin and Consolidated
Adjusted Operating Margin
(in thousands)

Twelve Months Ended December 31, 2014

Rollforward of Quarterly Cash Balance
$200
$500
$100
$0
$300
Operating
Activities
$171
Cap Ex
($68)
Debt Pmts
($21) Dividends
($19)
Ending
Balance
$289
(in millions)
9/30/2014 12/31/2014

$400
Share
Repurchase
($50)
Beginning
Balance
$266
Other
($10)
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Cash Flow Strength:
2014 Consolidated Financial Highlights

(in millions)
$712
$561
$325
$329
$289
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
$750
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
2015 Guidance*
Range
Range
Percent Change
Total Revenues $2,620 to $2,660 to
Revenues Before Reimbursable Items $2,370 to $2,410 8% to 10%
Adjusted EPS attributable to TSYS common
shareholders from continuing operations $2.17 to $2.21 11% to 13%
Average Basic Weighted Shares 186
(in millions, except per share data)

(*) See Appendix for guidance assumptions
7% 9%

Q&A ©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Items – Adjusted EBITDA
and Adjusted EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and NetSpend merger & acquisition expenses.
• Adjusted EPS is adjusted earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and NetSpend merger & acquisition expenses.
• Adjusted segment operating income is operating income at the segment level adjusted for amortization of acquisition intangibles.
• Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and adjusted EPS in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consumer Credit
270.0 228.9 18.0 270.0 263.9 2.3
Retail
28.4 27.8 2.2 28.4 28.4 0.1
Total Consumer
298.4 256.7 16.3 298.4 292.3 2.1
Commercial
41.6 39.9 4.2 41.6 41.5 0.1
Other
22.4 18.9 18.7 22.4 21.2 5.7
Subtotal
362.4 315.5 14.9 362.4 355.0 2.1
Prepaid*/
Stored Value
127.3 118.0 7.9 127.3 125.1 1.8
Government
Services
67.4 62.2 8.2 67.4 66.7 1.0
Commercial Card
Single Use
59.6 45.3 31.5 59.6 58.7 1.5
Total AOF
616.7 541.0 14.0 616.7 605.5 1.8
Appendix: Accounts on File Portfolio Summary
(in millions)
Dec
2014
Dec
2013
%
Change
Dec
2014
Sep
2014
%
Change

(* - Prepaid does not include NetSpend accounts)

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended                     Twelve Months Ended
Total Revenues $635,104 $583,103 $2,446,877 $2,064,305
Reimbursable Items 65,803 57,844 253,899 240,597
Revenues Before Reimbursable Items $569,301 $525,259 $2,192,978 $1,823,708
(in thousands)

12/31/14
12/31/13
12/31/14
12/31/13

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation – Adjusted
Segment Operating Income and Operating Margin
Three Months Ended                                   Twelve Months Ended
(in thousands)

12/31/14
12/31/13
12/31/14
12/31/13
Operating income $122,773 $108,858 $431,639 $382,500
Add: Acquisition intangible amort 24,166 24,751 96,971 65,893
Add: Corporate admin and other 39,671 39,176 141,182 137,290
Total segment adjusted operating income $186,610 $172,785 $669,792 $585,683
By segment: North America services (a) $99,620 $87,110 $351,512 $321,619
International services (b) $22,849 $17,986 $55,123 $42,068
Merchant services (c) $31,399 $35,952 $134,872 $155,643
NetSpend (d) $32,742 $31,737 $128,285 $66,353
Total revenues $635,104 $583,103 $2,446,877 $2,064,305
Reimbursable items (65,803) (57,844) (253,899) (240,597)
Total segment revenues before reimbursable items $569,301 $525,259 $2,192,978 $1,823,708
Intersegment revenues 5,975 3,121 21,224 12,549
By segment: North America services (e) $255,539 $223,266 $954,082 $860,645
International services (f) $92,895 $90,595 $341,785 $321,484
Merchant services (g) $107,677 $110,375 $435,649 $446,278
NetSpend (h) $119,165 $104,144 $482,686 $207,850
Adjusted segment operating margin:
North America services (a) / (e) 38.98% 39.02% 36.84% 37.37%
International services (b) / (f) 24.60% 19.85% 16.13% 13.09%
Merchant services (c) / (g) 29.16% 32.57% 30.96% 34.88%
NetSpend (d) / (h) 27.48% 30.47% 26.58% 31.92%

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Twelve
Months Ended
12/31/14        12/31/13
Percentage
Change
Three
Months Ended
12/31/14        12/31/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $638,111 $583,103 9.4% $2,431,947 $2,064,305 17.8%
Foreign Currency (2) (3,007) --- 14,930 ---
Total Revenues $635,104 $583,103 8.9% $2,446,877 $2,064,305 18.5%
International Services:
Constant Currency (1) $101,655 $96,129 5.7% $348,595 $341,549 2.1%
Foreign Currency (2) (3,005) --- 14,764 ---
Total Revenues $98,650 $96,129 2.6% $363,359 $341,549 6.4%

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Twelve
Months Ended
12/31/14        12/31/13
Percentage
Change
Three
Months Ended
12/31/14       12/31/13
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)

Consolidated:
Constant Currency (1) $572,166 $525,259 8.9% $2,178,951 $1,823,708 19.5%
Foreign Currency (2) (2,865) --- 14,027 ---
Revenues before
reimbursable items $569,301 $525,259 8.4% $2,192,978 $1,823,708 20.2%
International Services:
Constant Currency (1) $95,758 $90,595 5.7% $327,923 $321,484 2.0%
Foreign Currency (2) (2,863) --- 13,862 ---
Revenues before
reimbursable items $92,895 $90,595 2.5% $341,785 $321,484 6.3%

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)

Three Months Ended Twelve Months Ended
Dec
2014
Dec
2013
Dec
2014
Dec
2013
Net income :
As reported (GAAP) (a) $81,242 $69,393 $329,406 $256,597
Adjusted for:
Add/(Deduct): Loss/(Income) from
discontinued operations 3,338 (751) (48,655) (2,055)
Deduct: Equity in Income of Equity
Investments (5,751) (3,691) (17,583) (13,047)
Add: Income Taxes 35,428 33,435 129,761 110,981
Add: Nonoperating expenses 8,516 10,472 38,711 30,024
Add: Depreciation and
amortization 63,191 61,268 246,620 199,026
EBITDA $185,964 $170,126 $678,260 $581,526
Adjust for:
Add: Share-based compensation 7,771 9,345 30,790 28,933
Add: NetSpend  M&A expenses 3 1,626 3,217 13,634
Adjusted EBITDA $193,738 $181,097 $712,267 $624,093
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Appendix: Non-GAAP Reconciliation –
Adjusted EPS
(in thousands)

Three Months Ended Twelve Months Ended
Dec
2014
Dec
2013
Dec
2014
Dec
2013
Income from continuing operations available to
TSYS Common Shareholders:
As reported (GAAP) (a) $83,198 $66,058 $275,216 $246,893
Adjusted for amounts attributable to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization 17,747 16,609 65,127 43,743
Share-based compensation 5,777 6,405 20,944 19,830
NetSpend M&A expenses 3 1,318 3,115 15,251
Adjusted earnings (b) $106,725 $90,390 $364,402 $325,717
Average common shares outstanding and
participating securities (c) 185,221 189,447 186,222 188,389
Basic EPS Available to TSYS Common
Shareholders (a) / (c) $0.45 $0.35 $1.48 $1.31
Adjusted EPS Available to TSYS Common
Shareholders (b) / (c) $0.58 $0.48 $1.96 $1.73

Appendix: Non-GAAP Reconciliation –
Free Cash Flow
Twelve Months
Ended
12/31/2014
Cash Flows from Operating Activities $561,094
Less:
Purchase of Property and Equipment (75,913)
Additions to Licensed Computer Software from Vendors (29,638)
Additions to Internally Developed Computer Software (41,502)
Additions to Contract Acquisition Costs (88,871)
Free Cash Flow $325,170
(in thousands)

©2016 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: 2015 Guidance Assumptions
The guidance assumes:
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©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
There will be no significant movements in the London Interbank
Offered rate and TSYS will not make any significant draws on the remaining balance of its credit facility;
There will be no significant movement in foreign currency exchange rates related to TSYS’ business;
TSYS will not incur significant expenses associated with the conversion of new large clients other than included in the 2015 estimate, additional acquisitions, or any significant impairment of goodwill or other intangibles;
There will be no deconversions of large clients during the year;
No share repurchases are included; and
The economy will not worsen.

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Twelve Months
Ended
12/31/2014
Net Income $329,406
Adjusted for:
Deduct: Discontinued operations (48,655)
Deduct: Equity in Income of Equity Investments (17,583)
Add: Income Taxes 129,760
Add: Nonoperating expense 38,711
Add: Depreciation and Amortization 246,620
EBITDA $678,259
Adjust for: Share-based compensation 30,790
NetSpend M&A Operating Expenses* 3,217
Adjusted EBITDA $712,266
(in thousands)

* Excludes share-based compensation
©2015 Total System Services, Inc.® Proprietary. All rights reserved worldwide.